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                                                                      EXHIBIT 23

PricewaterhouseCoopers LLP



                        CONSENT OF INDEPENDENT ACCOUNTS
                        -------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of (File Nos. 333-19865, 33-51840, 33-51838, 333-59647 and
333-31062) of PharmaKinetics Laboratories, Inc. of our report dated September 21, 2000, relating to the financial statements and financial statement schedule which appears in this Annual Report on Form 10-K.


                                             /s/ PricewaterhouseCoopers LLP
                                             ------------------------------
                                             PricewaterhouseCoopers LLP

Baltimore, Maryland
September 26, 2000